CMS Energy CMS Listed NYSE American Gas Association May 18 & 19, 2015 Ludington Pumped Storage Fourth Largest in the world Ray Compressor Station #1 LDC in gas storage Cross Winds® Energy Park #2 in renewable sales in the Great Lakes area

 CMS Energy CMS Listed NYSE Investor Meeting May 21, 2015 Ludington Pumped Storage Fourth Largest in the world Ray Compressor Station #1 LDC in gas storage Cross Winds® Energy Park #2 in renewable sales in the Great Lakes area

This presentation is made as of the date hereof and contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, Rule 175 of the Securities Act of 1933, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. All forward-looking statements should be considered in the context of the risk and other factors detailed from time to time in CMS Energy’s and Consumers Energy’s Securities and Exchange Commission filings. Forward-looking statements should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy’s and Consumers Energy’s Form 10-K for the year ended December 31, 2014 and as updated in subsequent 10-Qs. CMS Energy’s and Consumers Energy’s “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no obligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof.  The presentation also includes non-GAAP measures when describing CMS Energy’s results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com.  CMS Energy provides historical financial results on both a reported (Generally Accepted Accounting Principles) and adjusted (non-GAAP) basis and provides forward-looking guidance on an adjusted basis. Management views adjusted earnings as a key measure of the company’s present operating financial performance, unaffected by discontinued operations, asset sales, impairments, regulatory items from prior years, or other items. These items have the potential to impact, favorably or unfavorably, the company's reported earnings in future periods.  Investors and others should note that CMS Energy and Consumers Energy post important financial information using the investor relations section of the CMS Energy website, www.cmsenergy.com and Securities and Exchange Commission filings.

.Best track record of consistent, high-end EPS growth? .Biggest O&M cost reduction track record? .Highest capital investment growth? .No need for block equity (dilution) over five years? .“World-class” regulation and energy law? Who Has the. . . .

CMS Energy

CMS Energy Consistent Growth . . . . . . . . even easier, with lots of upsides. Sustainable Future Growth  Investment (bils)   O&M Reductions   Sales Growth   Energy Policy Future Shines Bright  $6.4    (10)%    +1%      $7.6    (7)%   +½ %   Past Performance Next 5 Years Improved  Law (2010-2014) (2006-2014) (2010-2014)  2008  Law Next 5 Years +7% /year +5% to +7% / year _ _ _ _ _ a Adjusted EPS (non-GAAP)  $3.50 Conservative Conservative Capacity Op! a  Peers = 3% /year

2003200420052006200720082009201020112012201320142015201620172018201920202021202220232024. . . . creating an opportunity for the next ten years.  Amount  (billions)  $1.8 CMS Peers _ _ _ _ _ a Based on December 31, 2014 information percent of market cap Source: 10K; actual amounts through 2014 smoothed for illustration Investment “Catch-up” . . . . > $1.5 per year 14% 15% 16% 12% 20% 15% Capex Cash Flow (oper) Consumers Energy Peer Average Peer Performance a

Capex Up 45% . . . . . . . . driven by gas infrastructure and reliability. 2015-2024 2005-2014 $10.7 bil $15.5 bil +45% Capex Up 45% . . . . . . . . driven by gas infrastructure and reliability.Electric Maintenance New Generation Environ. Smart Energy Electric Reliability Electric Maintenance Gas Infrastructure Environ. New Generation Smart Energy Electric Reliability

Opportunity for Another 30% . . . .

CMS ENERGY



2005-2014
$10.7 bil
2015-2024
$15.5 bil
Opportunity
$20 + bil
Organic Growth +45%
+30%
Opportunity
Electric Maintenance
Gas Infrastructure
Electric Reliability
Environ.
Smart Energy
New Generation
Electric Maintenance
Gas Infrastructure
New Generation
Environ.
Smart Energy
Electric Reliability
Generation Capacity
Renewables
Grid Modernization

. . . . with no "big bets" over ten years!

7

Growing the Gas Business . . . . . . . . expanding one of the largest systems in the country. Amount (bils) $5.6 Capital Investment $ +93% Pipeline Integrity Civic Improvement Capacity & Deliverability Compression & Other Infrastructure New Customers Gas service area Transmission line Compressor stations Storage fields Interconnects Gas Service Territory - 1.7 million customers - 28,854 miles of distribution and transmission - 309 Bcf gas storage capacity

Gas Infrastructure . . . . . . . . investing $5.6 billion over the next 10 years. Main Replacements 800 miles $1 billion Modernization 6 city gates, 7 regulation stations, 24 relief valves New Connections 100,000 customers $550 million Replace Transmission Mains 275 miles WHAT’S IN WHAT’S NOT More Conversions 70,000 customers Compression 35,000 hp $300 million

. . . . emerging incrementally with replacements not yet in plan! 7,50010,000TodayJackson PlantReplaces ClassicSevenROA CustomersReturn?Palisades PPAExpires 2022MCV PPAExpires 2025Future~800 MW 1,240 MW MW PPA 2,600 capacity ~30% ~8,600 MW 540 MW 410 MW Shortfall Owned 6,000  780 MW ~9,400 MW 11,000 Owned 8,820 PPA 580 Capacity Growth Over Next Ten Years Lower customer bills 2015 2022 2025 201X Upside Capacity Opportunities . . . . Upside Capacity Opportunities . . . . ~3,000 MWNOT IN PLANpotential for

 Capacity & Energy Price Increases . . . . . . . . adding value to our “DIG” plant. $0.50$2.00$4.50$7.50Capacity price ($ kW per month) Was (mils) Upside Scenarios (mils) $55 $35 New Business •Long-term Energy •250 MW at $4.00 per kWm (6/14) •250 MW at $6.02 per kWm (4/15) •Recent Capacity •Long-term > $3.30 •Near-term ˜ $4.50 Upside: Capacity and energy contracts layered in over time (CONE) $15 ˜ $5 (Forecast) (Prior) Capacity Energy $65 $40 + $25 – $50 more $0.50

Sales Growth . . . . . . . . suggests upside to conservative plan.  Annual Electric Salesa 2008-2009Recession2010-2013Recovery20142015Future -5.0% -2.5% 5.0% 8.7% 2.8% 3% 1% Industrial Total _ _ _ _ _ a Weather normalized vs. prior year ½% 2% Conservative 2016 - 2019 Economic Indicators Grand Rapids Michigan U.S Building Permits*  +28%  +6% +7% GDP 2010 2013  15  11  8 Population 2011 2014  3  0  2 Unemployment (3/15)  3.9   5.6  5.5 *Annualized numbers thru March 2015

Economic Growth . . . .

CMS ENERGY

Examples of New Business



Electric
Gas
Combination
Announcement
Denso North America
• Hub for all thermal production in N. America
• 100 new jobs
• $53.6 million investment
• Investments thru 2015
Dicastal
Durolast Roofing
Continental Dairy
Betz
Plasan
GM Assembly
Enbridge
Magna-Cosma
Dart
MSU FRIB
Post
WKW
MACI
Denso
Brembo

Michigan

#1 Midwest Job Creation
-Michigan.gov

#2 in U.S. Improved Economy
-Bloomberg

#7 in U.S. Site Selection
-Site Selection Magazine

13 year Low Jobless Rate
-Michigan.gov

. . . . continues in Michigan.

13

O&M Cost Reductions . . . . . . . . provide more headroom for more capital investment. Down 10% $1.1 bil $0.9 bil 2006 2014 2019 $1.0 bil •Coal to Gas Switching (Zeeland) •Smarter Benefit Plans •Productivity/Attrition •Coal to Gas Switching (Jackson) •“Pole Top” Hardening •Productivity/Smart Energy Down 7% Inflation ˜2% Inflation ˜2%

20062007200820092010201120122013. . . . accelerated; funding investment and reducing risk. 50% -25 Lines smoothed for illustrative purposes O&M Trend vs Peers 2014 Actual Plan O&M Cost Savings Peers CMS 0 -10% ~2% per year -25% -7% O&M Cost Savings . . . . 2018 ~6% per year Inflation 2015 FAST START! -17% 2013 -7% -6% -7% •Attrition  $ - 35  $ - 75 •Productivity (Coal Gas)  - 35 - 50 •“Pole Top” Hardening  - 30  - 30 •Smart Meters  - 5 - 25 •Eliminate Waste (UA’s)  - 15  - 20 •Mortality Tables & Discount Rates  +50 + 50 •Service Upgrades  +10  + 50  Net Savings  $ - 60  $ - 100  Percent Savings  - 6%  - 10%  2014 & 2015 2014 2018 (mils) (mils)

. . . . AND provides sustainable, premium growth for INVESTORS. 2014 Adjusted EPS (non-GAAP) Guidance January March 31 June 30 September 30 December $1.77 +7% 2015 “Reinvestment” Helps Customers . . . . 17¢ Weather 14¢  Natural Offsets (1)  Cost & Other 4   Total 17¢ Increase forestry Accelerate “DIG” Outage to 2015 .$8 mil cost in 2015; $10 mil benefit in 2016 .Capacity increase 38 MW

. . . . competitive for residential and improving for industrial customers. -2013201420152016Industrial Rates (12)% (14)% (19)% (13)% National Avg % Better Worse Rates Rates & Fuel Rates & Design -201320142015201626% 21% 13% Midwest Avg % 7% Better Worse BetterRates & Fuel Rates & Design 3% (5)% Policy or market might eliminate gap Plus Electric Customer Prices . . . . Outstanding Improving fast

Customer Satisfaction . . . . Electric 1st Quartile 2nd Quartile 4th Quartile 2010 2012 2014 2016 Residential3rd Quartile . . . . continues to improve rapidly. Gas 1st Quartile 2nd Quartile 4th Quartile 3rd Quartile 2010 2012 2014 2016 Present Rank Present Rank Residential Business Residential Business #6 #3 #2 #9

 . . . is good for Michigan customers and investors. Governor Snyder’s Leadership On Energy. . . . How We Could Get There Governor Snyder’s Four Pillars GasRenewablesSubsidies-15% waste Resource planning Enablers Fair Choice  Adaptability •IRP process to determine generation mix Reliability •Ensure adequate supply Affordability •Reduce waste by 15% Environmentally protective •Consider environment in energy decisions

Michigan Energy Law Update . . . . •Historical test year •12-18 months regulatory lag •No cap on ROA •10% renewables by 2015 •Energy efficiency standards •File-and-implement •10% ROA cap  Adaptability Reliability Affordability Environmental protection Before 2008 TODAY 2015 Improvements . . . . builds on 2008 Law! Update Present: 10% cap w/o subsidy Governor Snyder > 10% cap SB0247 HB4298 SB0235 Full Regulation

. . . . provide stability. John Quackenbush (R), Chairman Term Ends: July 2, 2017 Greg White (I) Term Ends: July 2, 2015 Sally Talberg (I) Term Ends: July 2, 2019 Commission Powering Michigan’s Comeback Governor Rick Snyder Energy Committee Chairs Senator Mike Nofs House Rep. Aric Nesbitt Consistent Leadership! Experienced Policy Makers . . . .

 . . . next 10 years even brighter than last 10 year record! Supported By .UPSIDES create headroom .PARTNERS in progress .PASSION to improve for customers AND owners .SELF-FUNDED! Our Growth Engine Billion $15.5 More “upside” $5 bil NOT yet in Plan! (2015-2024 Capex) 5% - 7% EPS growth (Investment, Sales, Cost, & DIG) (Customers, Regulators, & Policy Makers) (Value, Reliability, & Environment) Why Invest in CMS Energy? _ _ _ _ _ a Adjusted EPS (non-GAAP)

Appendix

 . . . to be in a good carbon position. Carbon Tonnage Reduction (Preliminary) 131517192123252005 Baseline Million Tons of CO2 Consumers Energy 2014 2030 2020 2025 2029 Clean Power Plan Projected emission level “Implied” EPA Target Consumers Appears . . . .

Generation Strategy: New Supply Sources . . . . 0510152025CoalNuclear. . . . combined cycle gas is the most attractive new source of supply. Levelized cost of new build (¢/kWh) Gas price= $3.00 $4.50 $6.00 W/ tax credit W/o tax credit W/ emission controls Today $3.00 per watt 5¢ 6¢ 7¢ 6¢ 9¢ 10¢ 12¢ 22¢ 8¢ Back -up 11¢ Back -up 6¢ Wind Combined Cycle Gas Plant Residential Solar 15¢ Future $2.00 per watt? Consumers Energy Sources 5¢ 7¢ 5.5¢ New Build Zeeland Cross Winds . 6¢ Big 5 Palisades

Capital Expenditures

CMS ENERGY

	2015 (mils)	2016 (mils)	2017 (mils)	2018 (mils)	2019 (mils)	2015-2019 Subtotal (mils)	2020-2024 Subtotal (mils)	2015-2024 Total (mils)
New Generation (includes Renewables)	$ 70	$ 224	$ 52	$ 64	$ 134	$ 544	$ 612	$ 1,156
Environmental	254	98	136	153	212	853	139	992
Gas Infrastructure	237	216	200	159	138	950	1,454	2,404
Smart Energy	130	177	164	43	22	536	-	536
Electric Reliability & Distribution	196	198	208	262	255	1,119	1,575	2,694
Maintenance (Electric & Gas)	714	700	650	774	786	3,624	4,094	7,718
Total	$ 1,601	$ 1,613	$ 1,410	$ 1,455	$ 1,547	$ 7,626	$ 7,874	$ 15,500

Electric	$ 1,088	$ 1,116	$ 911	$ 983	$ 1,073	$ 5,171	$ 4,704	$ 9,875
Gas	513	497	499	472	474	2,455	3,170	5,625
Total	$ 1,601	$ 1,613	$ 1,410	$ 1,455	$ 1,547	$ 7,626	$ 7,874	$ 15,500

27

Capacity Diversity . . . . Coal 34% Gas 32% Pumped Storage 11% Renewables 9% Oil 6% Nuclear 8% Coal 24% Gas 37% Pumped Storage 12% Renewables 10% Purchases 3% Oil 6% Nuclear 8% . . . . evolving to cleaner generation while becoming more cost competitive. Coal 41% Gas 31% Pumped Storage 11% Renewables 3% Oil 6% Nuclear 8% 2005 2017 2014

Operating Cash Flow Growth . . . . (0.5)0.00.51.01.52.02.5201420152016201720182019Amount (bils) $ Cash flow before dividend a Non-GAAP NOLs & Credits $0.7 $0.7 $0.5 $0.4 $0.3 $0.2 up $½ billion or 30% over five years! $2.2 Interest, working capital and taxes $1.8 $2.4 $1.68  Pct of Market Cap (as of Dec. 2014) Cap Inv OCF CMS Peers 14 12 16% 15% Up $0.5 Billion $2.0 $2.1 $1.9 Gross operating cash flow up $0.1 billion per year

2015 Cash Flow Forecast (non-GAAP)

CMS ENERGY

CMS Energy Parent

Cash at year end 2014	$ 95
Sources	
Consumers Energy dividend and tax sharing	$ 355
Enterprises	20
Sources	$ 375
Uses	
Interest and preferred dividend	$ (130)
Overhead and Federal tax payments	(10)
Equity infusion	(150)
Pension contribution	0
Uses [a]	$ (340)
Cash flow	$ 35
Financing and Dividend	
New issues	$ 150
Retirements	-
DRP, continuous equity	45
Net short-term financing & other	20
Common dividend	(320)
Financing	$ (105)
Cash at year end 2015	$ 25
Bank Facility ($550) available	$ 527

Consumers Energy

	Amount (mils)
Cash at year end 2014	$ 71
Sources	
Operating (depreciation & amortization $675)	$ 1,940
Other working capital	(135)
Sources	$ 1,805
Uses	
Interest and preferred dividend	$ (235)
Capital expenditures [b]	(1,585)
Dividend and tax sharing $(150) from CMS	(355)
Pension contribution	0
Uses	$ (2,175)
Cash flow	$ (370)
Financing	
Equity	$ 150
New issues	250
Retirements	(50)
Net short-term financing & other	(26)
Financing	$ 324
Cash at year end 2015	$ 25
Bank Facility ($650) available	$ 595
AR Facility ($250) available	$ 250

[a] Includes other

[b] Includes cost of removal and capital leases

30

Credit Ratings . . . .



Scale
S&P
Moody's
S&P (Dec. '14)
Moody's (Mar. '15)
A+ A1
A A2
A- A3
BBB+ Baa1
BBB Baa2
BBB- Baa3
BB+ Ba1
Consumers Secured
BBB Baa2
BBB- Baa3
BB+ Ba1
BB Ba2
BB- Ba3
B+ B1
B B2
B- B3
CMS Unsecured
Present
Prior
2002
Outlook Stable Stable

Reflects

- Consistent Performance
- Less Risk
- Customer Focus
- Constructive Regulation
- Good Energy Policy

. . . . show continuous improvement.

31

2015 Sensitivities . . . . _ _ _ _ _ a Reflect 2015 sales forecast; weather adjusted 2015 Impact Status Sensitivity EPS  OCF Sales a •Electric (38,093 GWh) •Gas (302.6 Bcf)   + 1%  + 5  + $0.05 + 0.07   + $ 20  + 30 Gas prices (NYMEX)  + 50¢  0  55 ROE (authorized) •Electric (10.3%) •Gas (10.3%)   + 10 bps  + 20  + 0.01 + 0.01   + 5  + 4 Interest Rates  Capital Investment  O&M Cost     +100 bps   +$100 mil   + 2%   < 0.01  + 0.01   0.04  0   + 10   20  – + . . . . reflect strong risk mitigation. – + – + – + (mils) – +

. . . . “autos” only 5% of gross margin. •Hemlock Semiconductor •General Motors •Nexteer Automotive Corporation •Gerdau MacSteel •Denso International •Packaging Corporation of America •Meijer •State of Michigan •Spectrum Health •AT&T   Percentage of electric gross margin is 2.4% Top Ten Customers $2.3 Billion 2014 Electric Gross Margin Other  4% Industrial 8% Commercial 33% Residential 50% (2014 Ranked by Deliveries) Auto 5% Electric Customer Base Diversified . . . .

2016 2015 2014 Filed $88 M 7/01 . . . . primarily for customer improvement with large O&M offsets.  ELECTRIC  GAS Our View Our View Filed $163 M 12/05    Securitization Surcharge Ends $80 M 2016 2015 2014 Jackson Plant in rate base Investment recovery and cost reductions New Rate Design A) B) C) Settled $45 M Final Order New Rate Design Jackson Plant Classic 7 Decommissioned Self-implement B) C) A) Settled $45 million 10.3% ROE A) B) . 2015 Gas And Electric Rate Cases . . . .

GAAP Reconciliation

CMS ENERGY

CMS ENERGY CORPORATION
Earnings Per Share By Year GAAP Reconciliation
(Unaudited)

	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014
Reported earnings (loss) per share - GAAP	($0.30)	$0.64	($0.44)	($0.41)	($1.02)	$1.20	$0.91	$1.28	$1.58	$1.42	$1.66	$1.74
After-tax items:												
Electric and gas utility	0.21	(0.39)	-	-	(0.07)	0.05	0.33	0.03	-	0.17	-	-
Enterprises	0.74	0.62	0.04	(0.02)	1.25	(0.02)	0.09	(0.03)	(0.11)	(0.01)	*	0.03
Corporate interest and other	0.16	(0.03)	0.04	0.27	(0.32)	(0.02)	0.01	*	(0.01)	*	*	*
Discontinued operations (income) loss	(0.16)	0.02	(0.07)	(0.03)	0.40	(*)	(0.08)	0.08	(0.01)	(0.03)	*	(*)
Asset impairment charges, net	-	-	1.82	0.76	0.60	-	-	-	-	-	-	-
Cumulative accounting changes	0.16	0.01	-	-	-	-	-	-	-	-	-	-
Adjusted earnings per share, including MTM - non-GAAP	$0.81	$0.87	$1.39	$0.57	$0.84	$1.21 (a)	$1.26	$1.36	$1.45	$1.55	$1.66	$1.77
Mark-to-market impacts		0.03	(0.43)	0.51								
Adjusted earnings per share, excluding MTM - non-GAAP	NA	$0.90	$0.96	$1.08	NA	NA	NA	NA	NA	NA	NA	NA

* Less than $500 thousand or $0.01 per share.

(a) $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock.

36

CMS ENERGY

Consumers Energy

2015 Forecasted Cash Flow GAAP Reconciliation (in millions) (unaudited)

Presentation Sources and Uses: Description	non-GAAP Amount	Reclassifications From Sources and Uses to Statement of Cash Flows: Tax Sharing Operating	Interest/ Other Financing Payments as Operating	Other Working Capital as Investing	Capital Lease Pymts and Other as Financing	Securitization Debt Pymts as Financing	Common Dividends as Financing	Consolidated Statements of Cash Flows: GAAP Amount	Description
Cash at year end 2014	$ 71	$ -	$ -	$ -	$ -	$ -	$ -	$ 71	Cash at year end 2014
Sources									
Operating (dep & amort $675)	$ 1,940								
Other working capital	(135)								
Sources	$ 1,805	$ 150	$ (235)	$ 44	$ 23	$ 74	$ -	$ 1,861	Net cash provided by operating activities
Uses									
Interest and preferred dividends	$ (235)								
Capital expenditures *	(1,585)								
Dividends/tax sharing to CMS	(355)								
Pension Contribution	-				-				
Uses	$ (2,175)	$ (150)	$ 235	$ (44)	$ -	$ -	$ 505	$ (1,629)	Net cash used in investing activities
Cash flow	$ (370)	$ -	$ -	$ -	$ 23	$ 74	$ 505	$ 232	Cash flow from operating and investing activities
Financing									
Equity	$ 150								
New Issues	250								
Retirements	(50)								
Net short-term financing & other	(26)	-	-						
Financing	$ 324	$ -	$ -	$ -	$ (23)	$ (74)	$ (505)	$ (278)	Net cash used in financing activities
Net change in cash	$ (46)	$ -	$ -	$ -	$ -	$ -	$ -	$ (46)	Net change in cash
Cash at year end 2015	$ 25	$ -	$ -	$ -	$ -	$ -	$ -	$ 25	Cash at year end 2015

* Includes cost of removal and capital leases

37

CMS Energy Parent
2015 Forecasted Cash Flow GAAP Reconciliation (in millions) (unaudited)

Reclassifications From Sources and Uses to Statement of Cash Flows

Presentation Sources and Uses		Non Equity		Consolidated Statements of Cash Flows	
Description	non-GAAP Amount	Uses as Operating	Other	GAAP Amount	Description
Cash at year end 2014	$ 95	$ -	$ (95)	$ -	Cash at year end 2014
Sources					
Consumers Energy dividends/tax sharing	$ 355				
Enterprises	20				
Sources	$ 375	$ (190)	$ 127	$ 312	Net cash provided by operating activities
Uses					
Interest and preferred dividends	$ (130)				
Overhead and Federal tax payments	(10)				
Equity infusions	(150)				
Pension Contribution	-				
Uses (a)	$ (340)	$ 190	$ (32)	$ (182)	Net cash used in investing activities
Cash flow	$ 35	$ -	$ 95	$ 130	Cash flow from operating and investing activities
Financing and dividends					
New Issues	$ 150				
Retirements	-				
Equity programs (DRP, continuous equity)	45				
Net short-term financing & other	20	-	-		
Common dividend	(320)				
Financing	$ (105)	$ -	$ -	$ (105)	Net cash used in financing activities
Net change in cash	$ (70)	$ -	$ 95	$ 25	Net change in cash
Cash at year end 2015	$ 25	$ -	$ -	$ 25	Cash at year end 2015

(a) Includes other

38

CMS ENERGY

Consolidated CMS Energy

2015 Forecasted Consolidation of Consumers Energy and CMS Energy Parent Statements of Cash Flow (in millions) (unaudited)

Statements of Cash Flows			Eliminations/Reclassifications/Consolidation to Arrive at the Consolidated Statement of Cash			Consolidated Statements of Cash Flows	
Description	Consumers Amount	CMS Parent Amount	Other Consolidated Entities	Consumers Common Dividend as Financing	Equity Infusions to Consumers	Amount	Description
Cash at year end 2014	$ 71	$ -	$ 136	$ -	$ -	$ 207	Cash at year end 2014
Net cash provided by operating activities	$ 1,861	$ 312	$ 12	$ (505)	$ -	$ 1,680	Net cash provided by operating activities
Net cash used in investing activities	(1,629)	(182)	(333)	-	150	(1,994)	Net cash used in investing activities
Cash flow from operating and investing activities	$ 232	$ 130	$ (321)	$ (505)	$ 150	$ (314)	Cash flow from operating and investing activities
Net cash used in financing activities	$ (278)	$ (105)	$ 277	$ 505	$ (150)	$ 249	Net cash provided by financing activities
Net change in cash	$ (46)	$ 25	$ (44)	$ -	$ -	$ (65)	Net change in cash
Cash at year end 2015	$ 25	$ 25	$ 92	$ -	$ -	$ 142	Cash at year end 2015

39

201420152016201720182019Consumers Operating Income + Depreciation & Amortization1,813$ 1,940$ 1,955$ 2,081$ 2,194$ 2,358$ Enterprises Project Cash Flows20 20 28 50 52 55 Gross Operating Cash Flow1,833$ 1,960$ 1,983$ 2,131$ 2,246$ 2,413$ (386) (280) (583) (631) (646) (713) Net cash provided by operating activities1,447$ 1,680$ 1,400$ 1,500$ 1,600$ 1,700$ CMS EnergyReconciliation of Gross Operating Cash Flow to GAAP Operating Activities(unaudited)(mils)Other operating activities including taxes, interest payments and working capital

CUSTOMERS

Customer Satisfaction ....

CMS ENERGY



Electric
Gas
1st Quartile
2nd Quartile
3rd Quartile
4th Quartile
#3
#6
#2
#9
2010
2012
2014
2016
Present Rank
Residential
Business

.... continues to improve rapidly.

INVESTORS

"Reinvestment" Helps Customers ....

CMS ENERGY



Adjusted EPS (non-GAAP)
Increase forestry
Accelerate "DIG" Outage to 2015
– $8 mil cost in 2015; $10 mil benefit in 2016
– Capacity increase 38 MW
17¢
2015
2014
Weather 14¢
Natural Offsets (1)
Cost & Other 4
Total 17¢
$1.77 +7%
Guidance
January
March 31
June 30
September 30
December

.... AND provides sustainable, premium growth for INVESTORS.

INVESTOR INFORMATION

CMS Energy Corporation
Investor Relations Department
One Energy Plaza, Jackson, MI 49201

Phil McAndrews (517) 788-1464
Travis Uphaus (517) 768-3114
www.cmsenergy.com

CMS ENERGY

OUR MODEL; OUR PLAN

OUTPERFORMED FOR A DECADE: NEXT DECADE EVEN BRIGHTER

- High-end EPS (and dividend) growth
  - 12 year track record
  - Repeatable
- Capex -- 100% organic (no "big bets")
- Self-funded -- No block equity dilution! (5 years!)
- World-class cost performance
- Solid sales growth (under promise/over deliver)
- World-class regulation and law

May 2015

CMS ENERGY
Actual
Plan
Upsides NOT in Plan
7% /year
+5% - +7%
Adjusted EPS [a]
Dividend
$0.81
$0.90
$0.96
$1.08
$1.21
$1.26
$1.36
$1.45
$1.55
$1.66
$1.77
Int'l Sale
$0.84
20¢
36¢
50¢
66¢
84¢
96¢
$1.02
$1.08
$1.15
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Future
Gross OCF [a]
(bils)
$1.3
+ $0.5
$1.8
+ $0.6
$2.4
2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019
Self-funded (No block equity dilution)
$1 bil capex =
+$100 mil
+10¢
OCF
EPS
CapEx
Gas Infrastructure
Electric Reliability
Smart Energy
Environmental
New Generation
Electric Maintenance
2005 - 2014
$10.7 B
Organic Growth
+45%
2015 - 2024
$15.5 B
+30%
Opportunity
Opportunity
$16.5 + B
$20 + B
No "Big Bets"
Upside
• Generation capacity
• Gas conversion
• Grid modernization
% of Mkt Cap
— CMS
— Peers
Base Rates
10%
11
< 2%
16%
15
< 2%
21%
> 2%
O&M Cost
(bils)
2006
$1.1
Down 10%
Peers up 42%
2014
$1.0
Down 7%
2019
$0.9
Residential Bills
20%
National Avg
2013 2014 2015 2016
Industrial Rates
30%
Midwest Avg
2013 2014 2015 2016
Electric Sales
(Ind. /Total)
-5%
-2.5%
5%
1%
8.7%
2.8%
3%
1%
2%
½%
Conservative
2008 - 2009 Recession
2010 - 2013 Recovery
2014
2015
2016 - 2019 Future
+1% sales = $20 mil OCF = 5¢ EPS
Energy Policy
2008 Law
• Energy efficiency standards
• File and implement
• 10% renewables by 2015
• 10% ROA cap
2015 Update
• Adaptability
• Reliability
• Affordability
• Environmentally protective
• New capacity
– Gas combined cycle -- $700 million
– Renewables -- $1 billion
• New Energy Efficiency
– Incentive/ rate base
– Decoupling
• Eliminate ROA subsidy = $150 million

This placemat contains "forward-looking statements"; please refer to our SEC filings for information regarding the risks and uncertainties that could cause our results to differ materially. It also contains non-GAAP measures. Reconciliations to most directly comparable GAAP measures are found in the accompanying handout or on our website at www.cmsenergy.com

[a] Non-GAAP